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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 1, 2005


                                 CRDENTIA CORP.
             (Exact name of registrant as specified in its charter)

            DELAWARE                   000-31152              76-0585701
 (State or Other Jurisdiction of      (Commission          (I.R.S. Employer
         Incorporation)               File Number)       Identification Number)

                         14114 DALLAS PARKWAY, SUITE 600
                               DALLAS, TEXAS 75254
               (Address of Principal Executive Offices) (Zip Code)

                          (972) 850-0780 (Registrant's
                     telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 1, 2005, Crdentia Corp. (the "Company") obtained a $250,000 loan (the "March Loan") from MedCap Partners L.P. ("MedCap") to fund working capital needs. Including the March Loan, the Company has received loans in the aggregate amount of $1,450,000 from MedCap (collectively the "Loans") since November 2004. C. Fred Toney, a member of the Company's Board of Directors, is the managing member of MedCap Management & Research LLC, the general partner of MedCap Partners L.P. No equity securities, and no securities exercisable, convertible or exchangeable for equity securities, have been issued in connection with the Loans. The March Loan is payable upon demand and bears interest at the rate of five percent (5%) per annum. The March Loan is evidenced by the Secured Promissory Note filed as Exhibit 10.1 to this report on Form 8-K.

         In connection with the March Loan, the Company, Baker Anderson Christie, Inc. ("Baker"), New Age Staffing, Inc. ("New Age"), Nurses Network, Inc. ("Nurses"), PSR Nurses, Ltd. ("PSR, Ltd."), PSR Nurse Recruiting, Inc. ("PSR Recruiting"), PSR Nurses Holdings Corp. ("PSR Holdings"), CRDE Corp. ("CRDE"), Arizona Home Health Care/Private Duty, Inc. ("AHHC"), Care Pros Staffing, Inc. ("Care") and MedCap entered into an Amended and Restated Security Agreement pursuant to which MedCap has been granted a subordinate security interest in all of the assets and property of the Company, Baker, New Age, Nurses, PSR Ltd, PSR Recruiting, PSR Holdings, CRDE, AHHC and Care. Baker, New Age, Nurses, PSR Recruiting, PSR Holdings and CRDE are wholly-owned subsidiaries of the Company. PSR Recruiting is the sole general partner of PSR Ltd. and PSR Nurses is the sole limited partner of PSR Ltd. AHHC and Care are wholly-owned subsidiaries of CRDE. The Amended and Restated Security Agreement imposes various restrictions on the activities of the Company, and includes events of default (with grace periods, as applicable). The Amended and Restated Security Agreement is filed with this report on Form 8-K as Exhibit 10.2.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         As described in further detail above under ITEM 1.01, ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, on March 1, 2005, the Company obtained the March Loan from MedCap. The disclosures made above regarding the March Loan and the Loans are incorporated herein to the extent applicable.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         EXHIBIT NO.   DESCRIPTION
         -----------   ---------------------------------------------------------
         10.1          Secured Promissory Note, dated March 1, 2005, issued by
                       Crdentia Corp., Baker Anderson Christie, Inc., Nurses
                       Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd.,
                       PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp.,
                       CRDE Corp., Arizona Home Health Care/Private Duty, Inc.
                       and Care Pros Staffing, Inc. to MedCap Partners L.P.


         10.2 Amended and Restated Security Agreement, dated March 1, 2005, by and among Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc. and MedCap Partners L.P.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CRDENTIA CORP.


March 4, 2005                                   By:    /s/ James D. Durham
                                                    ----------------------------
                                                         James D. Durham
                                                      Chief Executive Officer

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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------
10.1              Secured Promissory Note, dated March 1, 2005, issued by
                  Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network,
                  Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse
                  Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp.,
                  Arizona Home Health Care/Private Duty, Inc. and Care Pros
                  Staffing, Inc. to MedCap Partners L.P.

10.2 Amended and Restated Security Agreement, dated March 1, 2005, by and among Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., Arizona Home Health Care/Private Duty, Inc., Care Pros Staffing, Inc. and MedCap Partners L.P.


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